SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549



                              Form 8-K


                           CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (date of earliest event reported)   March 3, 1994


                   CINCINNATI MILACRON INC.
         (Exact name of registrant as specified in charter)


        Delaware                 1-8475             31-1062125
(State or other jurisdiction   (Commission File   (I.R.S. Employer
     of incorporation)          Number)            Identification No.)


  4701 Marburg Avenue, Cincinnati, Ohio                 45209
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code   (513)  841-8100


                              NONE
(Former name or former address, if changed since last report)

Item 5.   Other Events

          Cincinnati Milacron Inc. (the "Company") is filing herewith management's discussion and analysis of financial condition and results of operations as Exhibit 99.1 which is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          The Company's audited consolidated balance sheet as of January 1, 1994 and January 2, 1993, and the related audited consolidated statements of earnings, changes in shareholders' equity, and cash flows, for each of the three years in the period ended January 1, 1994 (with notes thereto), are filed herewith as Exhibit 99.2 and incorporated herein by reference. Additional pro forma financial information is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

The following Exhibits are included with this Form 8-K.

Exhibit                                      Sequential
Number    Description of Exhibit             Page Number

23.1      Consent of Ernst & Young

99.1      Management's discussion
          and analysis of financial
          condition and results of
          operations

99.2      Audited financial
          statements as of and
          for the year ended
          January 1, 1994

99.3      Pro forma financial
          information

                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CINCINNATI MILACRON INC.


Date:  March 3, 1994               By:  /s/ Ronald D. Brown
                                        Ronald D. Brown
                                        Vice President-Finance

                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CINCINNATI MILACRON INC.


Date:  March 3, 1994               By:  _____________________
                                        Ronald D. Brown
                                        Vice President-Finance